Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Condensed Consolidated Unaudited Quarterly Report on Form 10-Q for the quarter ended June 30, 2019 of Canna Corporation, a Colorado corporation (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, Sacha Alessandro Ceruti, Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

2. The information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: May 14, 2020

/s/ Sacha Alessandro Ceruti
Name: Sacha Alessandro Ceruti
Title: Chief Executive Officer